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                                                                       EXHIBIT 7

                                 FIFTH AMENDMENT

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

         FIFTH AMENDMENT, dated as of February 13, 1996 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 12, 1995, among NAI Technologies, Inc., a New York corporation (the "Borrower"), Chemical Bank, a New York banking corporation ("Chemical"), The Bank of New York, a New York banking corporation ("BNY"), and each of the other financial institutions which from time to time becomes party thereto (together with Chemical and BNY, the "Banks"), BNY, as administrative agent (in such capacity, the "Administrative Agent"), and Chemical, as collateral agent (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Collateral Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 12, 1995 (as amended by certain amendments, dated as of August 14, 1995, October 13, 1995, November 6, 1995 and January 5, 1996, the "Credit Agreement");

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used herein as therein defined;

         WHEREAS, the Borrower and certain investors (the "Investors") have entered into agreements whereby the Investors have agreed to purchase up to $9,300,000 of convertible subordinated notes of the Borrower in exchange for certain consideration pursuant to the Subscription Agreements (as hereinafter defined); and

         WHEREAS, the Borrower has requested and the Banks have agreed to consent to (i) the incurrence of such subordinated indebtedness and (ii) the extension of the Maturity Date on the terms hereinafter set forth.

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO ARTICLE I. Article I of the Credit Agreement is hereby amended (a) by adding the following defined terms to Section 1.01 thereof:

         "Consolidated Interest Expense" shall mean, for any period, Interest Expense net of interest income of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Income" shall mean, for any period, the consolidated Net Income (or deficit) of the Borrower and its Subsidiaries for such period (taken as a cumulative whole), determined in accordance with GAAP.


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         "Consolidated  Net Worth" shall mean,  with respect to the Borrower and its Subsidiaries on a consolidated basis, as of any date, the amount of common stockholders' equity shown on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date (determined in accordance with GAAP); provided that for purposes of calculating
         Consolidated   Net  Worth,   deficits   shall  not  be  deducted   from
         Consolidated Net Income when calculating such amount.

         "Interest  Coverage  Ratio" shall mean, as to any period,  the ratio of
         (x) the sum of (i) Consolidated Net Income for such period, (ii) Consolidated Interest Expense for such period, (iii) federal, state and local income taxes deducted from revenue in determining such Consolidated Net Income and (iv) amortization of deferred debt expense to (y) Consolidated Interest Expense for such period.

         "Investors" shall mean Charles S. Holmes and such other investors who purchase Subordinated Notes pursuant to the Subscription Agreements.

         "Net Income" shall mean, with respect to the Borrower for any period, net income computed in accordance with GAAP.

         "Registration Rights Agreement" shall mean one or more of those certain Registration Rights Agreements to be entered into by the Borrower and the Investors which agreements shall be in the form of Exhibit C hereto.

         "Shelf Registration Agreement" shall mean that certain Shelf Registration Agreement to be entered into by the Borrower and the Banks, which agreement shall provide for the registration of shares of capital stock previously issued to the Banks and shall be in form and substance satisfactory to the Banks.

         "Subordinated Indebtedness" shall mean the Indebtedness incurred by the Borrower evidenced by the Subordinated Notes.

         "Subordinated Notes" shall mean those certain notes to be executed by the Borrower in favor of the Investors in the aggregate principal amount of up to $9,300,000, which notes shall be in the form of Exhibit B hereto.

         "Subscription  Agreements"  shall  mean  one or more of  those  certain
         Subscription Agreements to be entered into by the Borrower and the Investors, in connection with the issuance of the Subordinated Indebtedness.

(b) by amending the definitions of "Consolidated Current Ratio", "Consolidated Quick Ratio" and "Maturity Date" in their entirety as follows:

         "Consolidated Current Ratio" shall mean the ratio of (x) the sum of consolidated current assets of the Borrower and its Subsidiaries plus an amount equal to the difference between

                                        2


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         the Total  Commitment in effect on the date of such  determination  and the aggregate principal amount outstanding in respect of the Loans as of such date, in each case after giving effect to any payments of principal made, and the concurrent reduction of the Total Commitment, on such date pursuant to Section 2.08 hereof to (y) consolidated
         current  liabilities  of  the  Borrower  and  its  Subsidiaries,   each
         determined by reference to the consolidated financial statements of the Borrower and its Subsidiaries provided pursuant to Section 5.01 hereof.

         "Consolidated Quick Ratio" shall mean the ratio of (x) the sum of Consolidated Quick Assets plus an amount equal to the difference between the Total Commitment in effect on the date of such determination and the aggregate principal amount outstanding in respect of the Loans as of such date, in each case after giving effect to any payments of principal made, and the concurrent reduction of the Total Commitment, on such date pursuant to Section 2.08 hereof to (y) consolidated current liabilities of the Borrower and its Subsidiaries, determined by reference to the consolidated financial statements of the Borrower and its Subsidiaries provided pursuant to Section 5.01 hereof.

         "Maturity Date" shall mean January 15, 1999.

and (c) by deleting the definitions "Extended Maturity Date" and "Consolidated Tangible Net Worth" in their entirety.

         SECTION 2. AMENDMENTS TO ARTICLE II. Article II of the Credit Agreement is hereby amended by (a) amending Section 2.08(b) in its entirety to read as follows:

     (b) The Borrower shall make the following scheduled payments of the Loans in the principal amount of (i) $500,000 on the last Business Day of each quarter commencing on March 31, 1996 and ending on December 31, 1996, (ii) $750,000 on the last Business Day of each quarter commencing on March 31, 1997 and ending on December 31, 1998 and (iii) $7,175,000, or such other principal amount of the Loans which may be outstanding, on the Maturity Date.

and (b) amending Section 2.08(c) in its entirety to read as follows:

     (c) Upon (x) any sale or series of related sales within any twelve month period of assets by the Borrower or any of its Subsidiaries (other than sales of inventory in the ordinary course of business or the sale of equipment which is uneconomic, obsolete or no longer

                                        3


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     useful and which, in the latter instance,  does not have an aggregate value in excess of $50,000) in which the amount of sale proceeds generated by such sale or series of related sales of assets exceeds $100,000 in the aggregate, and (y) the sale of the Hauppauge Property, the Borrower shall prepay the Loans in an amount equal to 100% of such sale proceeds (net of reasonable costs in connection therewith) PROVIDED that in connection with the sale or sales described in clause (x), no such prepayment shall be required to the extent such sale proceeds are promptly used to purchase replacement assets for those sold.

         SECTION 3. AMENDMENT TO ARTICLE V. Article V of the Credit Agreement is hereby amended by amending Section 5.07 in its entirety to read as follows:

          SECTION 5.07. MAINTENANCE OF ACCOUNTS. Maintain or cause to be maintained at all times all operating accounts and other accounts (including without limitation accounts for the deposit of proceeds of sales of assets) with the Collateral Agent.

         SECTION 4. AMENDMENTS TO ARTICLE VI. Article VI of the Credit Agreement is hereby amended (a) by amending Section 6.03(vi) thereof in its entirety to read as follows:

     (vi) Subordinated Indebtedness of the Borrower to the Investors in an aggregate amount not to exceed $9,300,000, which Indebtedness shall be subordinate in right of payment to the Indebtedness owed to the Banks under this Agreement on terms satisfactory to the Bank.

and (b) by amending Sections 6.04 and Sections 6.14 through 6.17 in their entirety to read as follows:

          SECTION  6.04.  CAPITAL  EXPENDITURES.  Make or commit to make Capital
     Expenditures for any fiscal year in an aggregate amount in excess of $2 million.

          SECTION 6.14. MAINTENANCE OF CONSOLIDATED CURRENT RATIO. Permit the Consolidated Current Ratio at the end of any fiscal quarter for the fiscal years set forth below to fall below the ratios set forth opposite such fiscal years:

          Date                                        Ratio
          ----                                        -----
          1996                                        1.30 to 1.0
          1997                                        1.50 to 1.0
          1998                                        1.75 to 1.0


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         SECTION  6.15.  MAINTENANCE  OF  CONSOLIDATED  QUICK RATIO.  Permit the
Consolidated Quick Ratio at the end of any fiscal quarter for the fiscal years set forth below to fall below the ratios set forth opposite such fiscal years:

          Date                                        Ratio
          ----                                        -----
          1996                                        0.55 to 1.0
          1997                                        0.75 to 1.0
          1998                                        1.00 to 1.0

         SECTION  6.16.   MAINTENANCE   OF   CONSOLIDATED   NET  WORTH.   Permit
Consolidated Net Worth for the following periods to fall below the amounts set forth opposite such periods at any time during such periods:


                  Period                                               Amount
                  February 13 through                                   $7,500,000
                    December 30, 1996

                  December 31, 1996 through                             $7,500,000 plus
                    December 30, 1997                                    an amount equal to

                                                                         50% of Consolidated
                                                                         Net Income for
                                                                         fiscal year 1996

                  December 31, 1997 through                             $7,500,000 plus
                    December 30, 1998                                    an amount equal

                                                                         to the sum of
                                                                         50% of Consolidated
                                                                         Net Income for
                                                                         fiscal years 1996
                                                                         and 1997 in the
                                                                         aggregate

                  December 31, 1998 through                             $7,500,000 plus
                    Maturity Date                                        an amount equal

                                                                         to the sum of
                                                                         50% of Consolidated
                                                                         Net Income for
                                                                         fiscal years 1996,
                                                                         1997 and 1998 in
                                                                         the aggregate

         SECTION 6.17. MAINTENANCE OF INTEREST COVERAGE RATIO. Permit the Interest Coverage Ratio at each date set forth below, for the period of four fiscal quarters ending on such date, to fall below the ratios set forth opposite such dates:

          Date                                                 Ratio
          December 31, 1996                                    1.00 to 1
          March 31, 1997                                       1.25 to 1

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
          June 30, 1997 and thereafter                         1.50 to 1


         SECTION 5. EXHIBITS. Exhibits A-1 and A-2 are hereby replaced in their entirety by Exhibit A hereto.

         SECTION 6. CONFIRMATION OF LIENS. The Borrower hereby confirms that, pursuant to the terms of the Credit Agreement and the Security Documents, the Borrower and the Guarantors have granted Liens on all of their assets to the Collateral Agent for the benefit of the Banks. The Borrower hereby further confirms that it will not and will not permit its Subsidiaries to incur, create, assume or suffer to exist any Lien on any property or assets, income or profits of the Borrower or any of its Subsidiaries other than those permitted by Section
6.01 of the Credit Agreement, and any such granting of any such Lien in favor of any third person, including the holders of the Subordinated Indebtedness (as hereinafter defined) shall constitute an Event of Default under the Credit Agreement. Nothing contained herein shall constitute a release or modification of any Lien in favor of the Collateral Agent and the Banks in any Collateral which constitutes security for any of the Obligations.

         SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") when all of the following shall have occurred:

          (a) The Banks shall have each received counterparts of this Amendment, duly executed by the Borrower;

          (b) The Borrower shall have executed and delivered amended Notes to each of the Banks, in substantially the form of Exhibit A hereto;

          (c) The Borrower shall have received an amount not less than $6,800,000 in cash representing the net proceeds received in respect of Subordinated Indebtedness;

          (d) The Banks shall have received copies of the fully executed Subordinated Notes;

          (e) The Banks shall have received a copies of the fully executed Subscription Agreements and the Registration Rights Agreements;

          (f) The Banks shall have received a fully executed copy of a Shelf Registration Agreement, in substantially the form of Exhibit D hereto;

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          (g) The Banks shall have  received the  favorable  written  opinion of
     Whitman Breed Abbott & Morgan, counsel to the Borrower, dated the Effective Date, in substantially the form of Exhibit E hereto;

          (h) The Borrower shall be in compliance with all of the terms and provisions set forth in the Credit Agreement to be observed and performed and, after giving effect to this Amendment, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing;

          (i) All representations and warranties contained in Section 3 of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date;

          (j) The Banks shall have received the projected and consolidated income and loss statements, budgets and cash flow statements on a monthly, quarterly and annual basis for the period through and including December 31, 1998, which shall be in form and substance satisfactory to the Banks; and

          (k) The Collateral Agent shall confirm in writing that the Lockbox Agreement shall be terminated upon the occurrence of the Effective Date.

         SECTION 9. RATIFICATION. Except to the extent hereby amended, the Credit Agreement remains in full force and effect and is hereby ratified and affirmed. References in the Loan Documents to the Credit Agreement shall mean such document as amended by this Amendment, as the same may be further amended, supplemented or otherwise modified from time to time.

         SECTION 10. COSTS AND EXPENSES. All out-of-pocket expenses incurred by the Banks, including the reasonable fees and disbursements of Zalkin, Rodin & Goodman LLP, special counsel for the Agents and the Banks, incurred in connection with the negotiation and preparation of this Amendment shall be paid by the Borrower as provided in Subsection 9.05 of the Credit Agreement. The Borrower hereby confirms that the Borrower shall be obligated to reimburse the Banks' reasonable expenses incurred in the retention of a financial advisor to the Banks in connection with the administration of the Loans or the protection or enforcement of the Banks' rights in connection therewith.

         SECTION 11. REFERENCES. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent

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granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent, Collateral Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein.

         SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 13. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         SECTION 14. INTEGRATION. This Amendment represents the entire agreement of the parties hereto with respect to the amendment of the Credit Agreement and the terms of any letters and other documentation entered into among the Borrower and any Bank or the Administrative Agent or the Collateral Agent prior to the execution of this Amendment which relate to the amendment of the Credit Agreement shall be replaced by the terms of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                      NAI TECHNOLOGIES, INC.

                                      By: /s/ Richard A. Schneider
                                         _______________________________
                                         Title: Executive Vice President

                                      THE BANK OF NEW YORK
                                      AS ADMINISTRATIVE AGENT AND AS A BANK

                                      By: /s/ Richard Maybaum
                                         ______________________________
                                         Vice President

                                      CHEMICAL BANK
                                      AS COLLATERAL AGENT AND AS A BANK

                                      By: /s/ Kathy A. Duncan
                                         ______________________________
                                         Vice President

                                        8


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Consented to as of this
13th day of February, 1996

NAI TECHNOLOGIES - SYSTEMS DIVISION CORPORATION

By: /s/ Richard A. Schneider
   _________________________
   Title: Secretary

WILCOM, INC.

By: /s/ Richard A. Schneider
   _________________________
   Title: Secretary

ARATHON, V.I., INC.

By: /s/ Richard A. Schneider
   _________________________
   Title: Secretary

CODAR TECHNOLOGY, INC.

By: /s/ Richard A. Schneider
   _________________________
   Title: Secretary

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